LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON CLEARBRIDGE INVESTORS VALUE FUND

SUPPLEMENT DATED MARCH 1, 2010

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 26, 2010

The following supplements and, to the extent inconsistent therewith, supersedes the information contained in the fund’s Prospectus and Statement of Additional Information (the “SAI”):

Effective March 1, 2010, the Legg Mason ClearBridge Investors Value Fund will be renamed the Legg Mason ClearBridge Large Cap Value Fund.

The following language replaces the language under the heading “Principal investment strategies” in the fund’s Prospectus:

Normally, the fund invests at least 80% of its net assets in equity securities of companies with large market capitalizations.

The following language is added to the disclosure under the heading “Certain risks” in the fund’s Prospectus:

Large capitalization company risk. Large capitalization companies may fall out of favor with investors.

The following language is added under the heading “Performance” in the fund’s Prospectus:

Prior to March 1, 2010, the fund invested primarily in common stocks of established U.S. companies under the name “Legg Mason ClearBridge Investors Value Fund.”

The following language replaces certain language under the heading “More on the fund’s investment strategies, investments and risks” in the fund’s Prospectus:

Legg Mason ClearBridge Large Cap Value Fund was formerly known as Legg Mason ClearBridge Investors Value Fund. Legg Mason ClearBridge Investors Value Fund was formerly known as Legg Mason Partners Investors Value Fund.

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The fund seeks long-term growth of capital as its primary objective. Current income is a secondary objective.

Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2009, the largest market capitalization of a company in the Index was approximately $333 billion and the dollar-weighted average market capitalization of the Index was approximately $73 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy.

The fund’s 80% investment policy may be changed by the Board of Trustees (the “Board”) upon 60 days’ prior notice to shareholders.

The fund’s investment objective and strategies may be changed by the Board without shareholder approval.

The following language replaces the language under the heading “Investment Objective and Principal Investment Strategies” in the fund’s SAI:

The fund seeks long-term growth of capital as its primary objective. Current income is a secondary objective.

Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of companies with large market capitalizations. Large capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000 Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2009, the largest market capitalization of a company in the Index was approximately $333 billion and the dollar-weighted average market capitalization of the Index was approximately $73 billion. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy.

The fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

There is no guarantee that the fund will achieve its investment objective.

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